SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                         BELLWETHER EXPLORATION COMPANY
               (Name of Registrant as Specified in its Charter)

     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                                            ____________, 1997

Dear Stockholder,

      You are cordially invited to attend the Special Meeting of Stockholders of Bellwether Exploration Company which will be held at ________________, _____________, Houston, Texas, on ________, 1997 at ____ _.m.

      The Notice of the Special Meeting and Proxy Statement which are attached provide information concerning the matters to be considered at the meeting.

      It is important that your shares be represented at the meeting, regardless of the size of your holdings. We urge you to return the signed proxy in the enclosed envelope as soon as possible. If you do attend the meeting in person, you may withdraw your proxy and vote your stock if you so desire. We value your opinions and encourage you to participate in the meeting by voting your proxy.

                                          Very truly yours,


                                          J. Darby Sere
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         BELLWETHER EXPLORATION COMPANY
                             1331 LAMAR, SUITE 1455
                              HOUSTON, TEXAS 77010

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD __________, 1997

TO THE STOCKHOLDERS OF
 BELLWETHER EXPLORATION COMPANY (THE "COMPANY"):

      Notice is hereby given that the Special Meeting of Stockholders (the "Meeting") of the Company will be held in Houston, Texas on __________, 1997, at _____ __.m., Central Daylight Time, at _______________, ______________, Houston,
Texas 77010, for the following purposes:

      1. To consider and vote upon the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000.

      2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on __________, 1997 will be entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof.

      Stockholders are cordially invited to attend the Meeting in person. Those individuals who will not attend and who wish their stock voted are requested to sign, date and mail promptly the enclosed proxy for which a postage-prepaid return envelope is provided.

                                    By Order of the Board of Directors;


                                    Roland E. Sledge
                                    SECRETARY

Houston, Texas
________, 1997


      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR USE. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                         BELLWETHER EXPLORATION COMPANY

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                           _____________________, 1997


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bellwether Exploration Company, a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders to be held on ____________________, 1997, at _____ __.m. (the
"Meeting") and at any and all adjournments and postponements of the Meeting. The Meeting will be held at ____________________________, Houston, Texas for the purpose of voting on the proposed amendment to the Company's Certificate of Incorporation described in this Proxy Statement and the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about ____________________, 1997.

      The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, Proxy Statement and forms of proxy and the cost of soliciting proxies will be paid by the Company. Proxies may be solicited in person or by telephone, facsimile or other means of communication by certain of the directors, officers, and regular employees of the Company who will not receive any additional compensation for such solicitation. The Company will reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals. In addition, the Company has engaged Mac Kenzie Partners, Inc. to assist in soliciting proxies for a fee of approximately $6,500 plus reimbursement of reasonable out-of-pocket expenses.

                                     VOTING

      _______________________, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were approximately 13,844,965 shares of the Company's Common Stock outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof. Shares abstaining will be counted as present at the Meeting for the purpose of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of the shares of Common Stock outstanding is required to approve the proposed amendment to the Certificate of Incorporation. Abstentions and non-votes will have the same effect as votes against the proposed amendment.

      Each proxy will be voted according to the stockholder's directions specified in the proxy. Proxies granted without voting instructions will be voted FOR the proposed amendment to the Company's Certificate of Incorporation. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Meeting and elects to vote the shares represented thereby in person.

                         SECURITY OWNERSHIP BY PRINCIPAL
                           STOCKHOLDERS AND MANAGEMENT

The following table sets forth, as of May 14, 1997, the name, address, and number of shares of Common Stock owned beneficially by (i) all persons known to the Company to be the beneficial owners of more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto. As of the date hereof, no shares of the Company's Preferred Stock were issued and outstanding.

              Name And
             Address Of                        Amount Of Beneficial     Percent
          Beneficial Owner                          Ownership           of Class
---------------------------------------------      ------------         --------
Allstate Insurance Company
  3075 Sanders Road, Suite G5B
  Northbrook, Illinois 60062 ................         1,340,584              9.7

Rho Management Partners L.P. ................
c/o Rho Management Company, Inc. ............
767 Fifth Avenue
New York, New York 10153 ....................           979,832(a)           7.1

J.P. Bryan ..................................           147,372(b)           1.0
J. Darby Sere ...............................           328,450(c)           2.3
Charles C. Green III ........................           160,000(d)           1.1
A.K. McLanahan ..............................            17,750(e)             *
Vincent H. Buckley ..........................            13,000(e)             *
Dr. Jack Birks ..............................            13,000(e)             *
Michael D. Watford ..........................            66,497(f)             *
C. Barton Groves ............................           191,625(g)           1.4
Kenneth W. Welch ............................           100,312(h)             *
Habib Kairouz ...............................            10,000(i)             *

All officers and directors as ...............         1,068,006(j)           7.2
 a group

--------------
*     Under 1%

(a) Rho Management Partners L.P. ("Rho") is the beneficial owner of shares registered in the name of Alpine Investment Partners pursuant to an investment advisory agreement between Rho and such entity, which agreement confers sole voting and investment control over such shares in Rho. Joshua Ruch, Chief Executive Officer and controlling stockholder of the general partner of Rho, shares voting and investment control with Rho over such shares and may therefore be considered a beneficial owner of such shares. Amount shown includes 1,242 shares beneficially owned by Mr. Ruch held in the name of XBF Inc.

(b) Includes 134,875 shares which Mr. Bryan has the right to acquire within 60 days pursuant to options. Excludes 6,250 shares owned by Mr. Bryan's wife as to which he has no voting or dispositive power.

(c) Includes 291,560 shares that Mr. Sere has the right to acquire within 60 days pursuant to vested stock options and 1,400 shares which Mr. Sere holds as custodian for his minor son. Does not include 7,600 shares owned by Mr. Sere's wife as to which he has no voting or dispositive power.

(d) Includes 150,000 shares that Mr. Green has the right to acquire within 60 days pursuant to options.

(e) Includes 13,000 shares which the director has the right to acquire within 60 days pursuant to options.

(f) Includes 54,000 shares that Mr. Watford has the right to acquire within 60 days pursuant to options.

(g) Includes 180,000 shares that Mr. Groves has the right to acquire within 60 days pursuant to options.

(h) Includes 90,000 shares that Mr. Welch has the right to acquire within 60 days pursuant to options.

(i) Includes 10,000 shares which Mr. Kairouz has the right to acquire within 60 days pursuant to options. Mr. Kairouz is a Managing Director of Rho Management Company, Inc., an affiliate of Rho. Mr. Kairouz does not have voting or investment control over shares of the Company beneficially owned by Rho.

(j) Includes the following: the shares beneficially owned by Messrs. Bryan as described in note (b); shares which officers and directors of the Company have the right to acquire pursuant to options, as described in note (c),
      (d), (e), (f), (g), (h) and (i) and 10,000 shares and 5,000 shares that Michael B. Smith and Roland E. Sledge, respectively, have the right to acquire within 60 days pursuant to options.

                       APPROVAL OF THE AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION

GENERAL

      The Company's Certificate of Incorporation, as currently in effect, provides that the Company is authorized to issue two classes of stock, consisting of 15,000,000 shares designated as Common Stock, $0.01 par value per share, and 1,000,000 shares designated as Preferred Stock, $0.01 par value per share.

      On May 22, 1997, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock by 15,000,000 shares to an aggregate of 30,000,000 shares. The proposed amendment does not affect any terms or rights of the Company's Common Stock or Preferred Stock. As proposed to be amended, ARTICLE FOUR of the Certificate of Incorporation would read as follows:

                                  "ARTICLE FOUR

            The Corporation shall have authority to issue two classes of stock, and the total number authorized shall be thirty million (30,000,000) shares of Common Stock of the par value of one cent ($0.01) each, and one million (1,000,000) shares of Preferred Stock of the par value of one cent ($0.01) each. A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:"

                       PURPOSE AND EFFECT OF THE AMENDMENT

      Of the 15,000,000 shares of Common Stock currently authorized by the Company's Certificate of Incorporation, approximately 13,844,965 shares were issued and outstanding as of May ___, 1997, and an aggregate of approximately 1,340,325 were reserved under the Company's incentive stock options and warrants currently outstanding. Accordingly, the number of authorized shares is currently approximately 185,290 shares less than the number of outstanding shares plus the number of shares necessary to satisfy the Company's obligations under its outstanding options and warrants. Mr. J. Darby Sere, President and Chief Executive Officer of the Company, has agreed not to exercise incentive stock options ("Options") to purchase 185,290 shares of Common Stock granted to him under the Company's stock option plans and the Company has agreed, in the event that the foregoing amendment is not approved by the Company's stockholders and if requested by Mr. Sere, to purchase 185,290 Options from Mr. Sere for an amount equal to the market price of the shares of Common Stock represented by such Options less the exercise price of the Options.

      Of the 1,000,000 shares of Preferred Stock authorized by the Company's Certificate of Incorporation, no shares are currently issued and outstanding.

      It is the consensus of the Company's Board of Directors that the deficit in the number of authorized Common Stock prevents the Company from (i) meeting obligations under its outstanding options and warrants and (ii) responding to potential business opportunities and pursuing important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock as described above. The availability of such additional authorized shares will enable the Company to meet obligations under its outstanding options and warrants, and issue Common Stock for proper corporate purposes that may be identified by the Board of Directors from time to time, including declaring stock dividends, raising additional capital, establishing strategic business relationships, and issuing shares under management incentive or employee benefit plans to attract and retain key personnel.

      If the proposed amendment is approved by stockholders, the Company will file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State promptly after the Meeting, whereupon the increase in the Company's authorized Common Stock will become effective.

      The Board of Directors has not authorized the issuance of any additional shares of Common Stock.

      If the proposed amendment is approved by the Company's stockholders, the authorized Common Stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable. The Board of Directors anticipates authorizing the issuance of additional shares of Common Stock from time to time upon terms the Board of Directors deems to be in the best interests of the Company, and does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or stock exchange rules.

      The increase in authorized Common Stock will not have any immediate effect on the rights of the existing stockholders. Issuances of additional authorized shares of Common Stock in a stock dividend or distribution would reduce the value of outstanding shares proportionately, and issuances of authorized shares of Common Stock in capital raising or other business transactions, or through management compensation and incentive programs, would dilute existing stockholders' interests in the Company.

                         POTENTIAL ANTI-TAKEOVER EFFECT

      Although the proposed amendment to the Company's Certificate of Incorporation is not motivated by takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt. Such issuances could dilute the ownership and voting rights of a person seeking to obtain control of the Company, dilute the value of outstanding shares, and increase the ownership of stockholders opposed to a takeover. Thus, increasing the authorized Common Stock could render more difficult and less likely a merger, tender offer or proxy contest, assumption of control by a holder of a larger block of the Company's stock, and the removal of incumbent management. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

      The affirmative vote of a majority of the shares of Common Stock outstanding is required to approve the proposed amendment to the Company's Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                            PROPOSALS BY STOCKHOLDERS

      Stockholders who desire to present proposals at the 1997 Annual Meeting of Stockholders and to have proposals included in the Company's proxy materials must submit their proposals to the Company at its principal executive offices not later than June 24, 1997.

      In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by certified mail, return receipt requested.

                                  OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the authority to vote all proxies received with respect to such matters in their discretion.

Houston, Texas
_______________, 1997


STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICE ON, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                      PROXY

                         BELLWETHER EXPLORATION COMPANY

                             1331 Lamar, Suite 1455
                              Houston, Texas 77010

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints J. Darby Sere and Charles C. Green III, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Bellwether Exploration Company held of record by the undersigned on _____________, 1997, at a Special Meeting of Stockholders to be held on __________________, 1997, and at any postponements or adjournments thereof. The proposals referred to below are described in the Proxy Statement for the Special Meeting of Stockholders dated _________, 1997.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK FROM 15,000,000 SHARES TO 30,000,000 SHARES AS DESCRIBED IN THE PROXY STATEMENT FOR THE SPECIAL MEETING.

       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                 Dated: ____________________________

                                        ____________________________
                                          (Signature)

                                        ____________________________
                                          (Signature)

                                     Please sign your name exactly as it appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                       PLEASE MARK, SIGN, DATE AND RETURN
                       THIS PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.